UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

CrossAmerica Partners LP

(formerly Lehigh Gas Partners LP)

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2015, CrossAmerica Partners LP (the “Partnership”) issued a press release announcing the results of operations for the Partnership for the quarter and year ended December 31, 2014. The press release, attached hereto as Exhibit 99.1, is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Partnership under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit has been filed or furnished with this report:

Exhibit No.	Description

99.1	Press Release dated February 27, 2015, regarding the Partnership’s earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CrossAmerica Partners LP

	By:	CrossAmerica GP LLC
its general partner

Dated: February 27, 2015	By:	/s/ Mark L. Miller
		Name:	Mark L. Miller
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 27, 2015, regarding the Partnership’s earnings